KONA GRILL
kitchen • sushi • cocktails

NASDAQ: KONA


KONA GRILL
kitchen · sushi · cocktails
KONA GRILL
kitchen · sushi · cocktails

Investor Presentation

February 2014

Important Cautions Regarding Forward-Looking Statements

KONA GRILL
kitchen • sushi • cocktails

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease, a decline in visitors to activity centers surrounding our restaurants, the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Who We Are…

KONA GRILL
kitchen • sushi • cocktails

- Emerging restaurant growth concept positioned as **differentiated upscale, polished casual**
- Flavorful new American cuisine, award-winning sushi, significant bar business
- 26 locations across 17 states
- Moderately priced **$25 avg. check** with **$4.3M avg. unit volumes**







What Sets Us Apart?

KONA GRILL
kitchen • sushi • cocktails

Successful Execution Across 4 Dayparts



Lunch
(Open to 3PM)
24%
Dinner
(5 PM to 9 PM)
52%
Happy Hour
(3 PM to 5 PM)
12%
12%
Reverse Happy Hour
(9 PM to Close)



What Sets Us Apart?

KONA GRILL
kitchen • sushi • cocktails

3 Distinct Businesses – Diverse Menu Mix



Sushi, 24%
American Grill, 46%
Bar, 30%



Beer, 8%
Sushi, 24%
Wine, 9%
Liquor, 13%
Desserts, 4%
Entrees, 14%
Appetizer, 10%
Flatbreads, Pasta, & Sandwiches, 11%
Soups & Salads, 7%

Differentiated Menu Options



Hawaiian Ribeye



Chili Lime Shrimp Salad



Macadamia Nut Chicken



Kona Calamari



Picasso Roll



Carrot Cake

Focused on Growth

KONA GRILL
kitchen • sushi • cocktails

- **Build premier polished casual concept**
- **15% targeted compounded annual sales growth (CAGR)**
- **Take brand to the next phase of growth**
  - Top quartile restaurant operating margins
  - Strong same-store sales momentum: 13 of last 14 quarters are positive
  - 2 units opened in 2013; at least 4 planned for 2014
- **Disciplined return-on-investment focus**
- **Capitalize on 4 daypart model with 3 distinct businesses**

National Footprint with Significant Room to Grow

KONA GRILL
kitchen • sushi • cocktails

- 26 restaurants across 17 states
- ***Nationwide opportunity of 100+ locations***



Eden Prairie
Boise
Troy
Lincolnshire
Omaha
Oak Brook
Stamford
Woodbridge
Carmel
Denver
Kansas City
Baltimore
Richmond
Las Vegas
Alpharetta
Phoenix
Scottsdale
Chandler
Gilbert
Fort Worth
Dallas
El Paso
Austin
The Woodlands
Baton Rouge
San Antonio
Houston
Tampa
Sarasota
Miami-Dolphin
San Juan, PR
Existing restaurant
Executed new lease

Substantial Growth Opportunity

KONA GRILL
kitchen • sushi • cocktails

Kona Grill has substantial runway vs. the polished casual incumbents


26
48
69
80
108
147
181
211
KONA GRILL
kitchen • sushi • cocktails
Yard House (1)
McCORMICK & SCHMICK'S SEAFOOD & STEAKS (2)
BENIHANA (3)
BRIO tuscan grille
BJ's
The Cheesecake Factory *
P.F. CHANG'S CHINA BISTRO (4) *

Source: Most recent company filings and company websites.
1) *Acquired by Darden Restaurants (DRI) Aug 2012.*
2) *Acquired by Landry's (private) Jan 2012.*
3) *Acquired by Angelo Gordon (private equity) Aug 2012.*
4) *Acquired by Centerbridge Partners (private equity) July 2012.*

*** Total U.S. Units***

Flexible Real Estate Options

KONA GRILL
kitchen • sushi • cocktails

- Target: **Units**
  - Lifestyle/entertainment centers **11**
  - High traffic, upscale retail centers and shopping malls **7**
  - Mixed use commercial/retail centers **6**
  - Freestanding **2**
  - Significant commercial, residential and daytime population
- Rigorous ROI review – target > 30%
- Prototype:
  - ~ 6,500 sq. ft.
  - ~ 280 seats


KONA GRILL


KONA GRILL

Flexible Real Estate Options – Lifestyle Center: Alpharetta, GA

KONA GRILL
kitchen • sushi • cocktails







- **$600 mil. mixed use development with 570,000 sq. ft. of shopping/dining and 750,000 sq. ft. of Class A office space**
- **Strong retail co-tenants**
- **Attractive, affluent demographics – 63% HH's within 7-mile radius have income > $75,000/yr.**


N
WESTSIDE PARKWAY
KONA GRILL
OLD MILTON PARKWAY

Flexible Real Estate Options – Mall: Miami/Dolphin

KONA GRILL
kitchen • sushi • cocktails




Dolphin Mall
BROWARD
FLORIDA
Miami
Atlantic Ocean

- 36 mil. guests in 2012
- Significant trade area in 2 mil. pop. density market, with heavy tourist traffic
- Average daily traffic count over 275,000
- Approx. 200,000 HHs with income > $75,000


Dolphin Mall

Flexible Real Estate Options – Mixed Use/Office: The Woodlands

KONA GRILL
kitchen • sushi • cocktails







- Award winning master planned community
- Trade area growing at 4 times national avg.
- 9.3 mil. sq. ft. of retail; attractive co-tenants
- Approx. 125,000 HHs with income > $75,000



Flexible Real Estate Options – Mixed Use/Retail: Fort Worth

KONA GRILL
kitchen • sushi • cocktails








West
Bend

- **Cultural destination center with attractive pop. density and target average age**
- **Wide variety of traffic in the heart of the city**
- **Average daily traffic count over 275,000**
- **Approximately 280,000 HHs within 10 miles with average income ~ $65,000**


LUCKY STRIKE
W. 7TH STREET
W. 7TH STREET
W. 7TH STREET
CROCKETT STREET
CROCKETT STREET
CROCKETT STREET
MORTON STREET
MORTON STREET

Target Market

Kona Grill
kitchen • sushi • cocktails

- Adults 25 - 55
- HH Income $70K+
- High education (grad school)
- Health conscious
- High frequency

New Design Panoramic Tour Lounge

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Lounge & Patio

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Private Dining Room

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour Dining & Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Sushi Bar

KONA GRILL
kitchen • sushi • cocktails



New Design Panoramic Tour
Patio

KONA GRILL
kitchen • sushi • cocktails



Exceptional Dining Experience

KONA GRILL kitchen • sushi • cocktails

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded best sushi in multiple markets
- Voted best happy hour in several cities
- Multiple choices for health conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy


KONA GRILL

Loyal User Base

KONA GRILL kitchen • sushi • cocktails

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	**17%**	10-15%
Medium	**37%**	16-30%
Light	**46%**	55-60%

* Visits in last 90 days:

Heavy 9+

Medium 4-8

Light 1-3



Grass Roots Marketing Strategy

KONA GRILL
kitchen • sushi • cocktails

Electronic Media
- Social marketing (Yelp, Facebook, Twitter)
- SEO/SEM
- Loyalty club emails

Loyalty Club
KONAVORE™
- 200,000+ members
- Drive traffic by keeping Kona top of mind

Local Market Engagement
- PR
- Direct marketing
- Charity sponsorship
- Concierge

Promoting Our Brand
KONA GRILL
kitchen • sushi • cocktails

Loyalty Program

KONA GRILL
kitchen • sushi • cocktails

KONAVORE

- Email-based loyalty program initiated in 2010
- Communicates new menu offerings and events
- 200,000+ Konavore™ members
- Discount coupon when enrolled and on member birthdays


KONAVORE™
welcome


KONAVORE™
happy birthday
enjoy a gift of $15

Compelling Offerings

KONA GRILL
kitchen • sushi • cocktails


[wine down]
wednesdays
half price bottles of wine
all day • all bottles
KONA GRILL
kitchen • sushi • cocktails






[irresistible]
surf + turf • valentine's
feb 14-16
39.95 make your reservations today
KONA GRILL
kitchen • sushi • cocktails

Experienced Senior Leadership Team* KONA GRILL kitchen • sushi • cocktails

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (16% of company) ▪ President & CEO since 2012 ▪ Board member since 2009 ▪ 11+ years of investment management
Christi Hing Chief Financial Officer	▪ 18 years of finance and accounting experience ▪ 8+ years with Kona
Marci Rude VP of Development	▪ 22+ years of commercial real estate experience ▪ Instrumental in PF Chang's bistro growth phase
Jenny Elkins VP of Operations	▪ 11+ years with Kona ▪ Previous roles include senior director of training, district manager and general manager
Chris Moran VP of Food and Beverage	▪ 27+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including corporate executive chef - Redstone American Grill

***Insider ownership of 33% as of December 31, 2013**

Kona Grill®

kitchen • sushi • cocktails

FINANCIAL OVERVIEW

Affordable Dining Experience

KONA GRILL
kitchen • sushi • cocktails

Average check compares favorably to competition



$14.00
$10.92
$19.45
$16.53
$21.50
$17.94
$25.00
$17.50
$25.22
$19.42
$28.13
$23.35
BJ's
The Cheesecake Factory
P.F. CHANG'S CHINA BISTRO
KONA GRILL kitchen • sushi • cocktails
BRIO
J. ALEXANDER'S

- · - · - · With vs. without alcohol.

Source: 2012 10-K, most recent 10-Q & estimates for food component of average check.
PF Chang's and J. Alexander's data is for 2011 as they are now privately held.

5-Year 15% CAGR Sales Target

KONA GRILL
kitchen • sushi • cocktails

Translates to 2x 2013 sales



Restaurant Sales
($ millions)
CAGR 2008-2013: 7%
CAGR 2013-2018: 15%
$76.0
$82.7
$93.7
$96.0
$98.3
2009
2010
2011
2012
2013
2018E

5 – Year 15% Revenue CAGR sales target was reaffirmed on February 13, 2014.

Relative Growth Rate vs. SSS


2014E Unit Growth
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-5.0%
-3.0%
-1.0%
1.0%
3.0%
5.0%
2013 SSS
Chuy's
KONA GRILL
kitchen • sushi • cocktails
Del Frisco's
BJ's
BONEFISH GRILL
The Cheesecake Factory
BRIO
IGNITE

Source: Equity research estimates

Two-Year Same-Store Sales vs. Casual Dining Industry

KONA GRILL
kitchen • sushi • cocktails



20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Casual Dining
KONA

Source: Sterne Agee industry estimates

2Q-13 Through 1Q-14E Same-Store Sales vs. Casual Dining

KONA GRILL
kitchen • sushi • cocktails



4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
Q2-13
Q2-13
Q2-13
Q3-13
Q3-13
Q3-13
Q4-13
Q4-13
Q4-13
Q1-14E
Q1-14E
Q1-14E
Casual Dining SSS
KONA SSS
Casual Dining Traffic
Kona Traffic

Source: Sterne Agee industry estimates

Highly Leverageable Operating Model

KONA GRILL
kitchen • sushi • cocktails

Targeted Operating Margin: 18.0% to 19.0%


20.0%
15.0%
10.0%
5.0%
15.9%
14.7%
17.8%
18.8%
18.9%
18.4%
New unit and remodel impact = approx. 50 bps
10.3%
2009
2010
2011
2012
2013
Q4 09*

* Lowest margin in company's history; development pipeline placed on hold

2013 YTD Restaurant Margin vs. Peers

KONA GRILL
kitchen • sushi • cocktails



22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
11.0%
16.8%
17.5%
18.4%
19.6%
19.6%
IGNITE
BRIO
*
BJ's
*
KONA GRILL
kitchen • sushi • cocktails
*
Chuy's
The Cheesecake Factory
*

* Represents full year 2013 restaurant margin.

G&A Leverage Opportunity

KONA GRILL
kitchen • sushi • cocktails

Adjusted G&A as % of Sales



10.3%
8.8%
8.1%
7.8%
7.0%
7.4%
New Units Opened
3
4
1
-
-
2
2008
2009
2010
2011
2012
2013

**Source: Company filings and KONA estimates*

***Note: a) Adjusted G&A excludes separation, 123R, activist shareholder activities, & Rights plan expenses.*
b) 2013 includes approximately $1 mil. corporate infrastructure investment to support growth.

Strong EBITDA Growth

KONA GRILL
kitchen • sushi • cocktails

Annual Adjusted EBITDA
($ in millions)



$5.6
$8.8
$11.4
$10.8
CAGR: 24.5%
2010
2011
2012
2013

Note: Adjusted EBITDA excludes non-cash stock based compensation and preopening expense

Balance Sheet Supports Growth

KONA GRILL
kitchen • sushi • cocktails

Select Balance Sheet Items

$Millions	December 2013	December 2012
Cash	$5.9	$8.0
Long-term debt	$3.5	$0.4

- $20.0M credit line (3%-3.5% plus LIBOR) – $3.5 million drawn as of 12/31/13

Guidance & Long-Term Targets

KONA GRILL
kitchen • sushi • cocktails

Q1 2014 Guidance[1]	
Total Sales	**$27.0M**
Same-Store Sales	3%
Net Income	**$0.2M**
EPS[2]	**$0.02**

Long-Term Growth Targets	
Double Sales from 2013	
Assumes 5-Year Organic Sales CAGR	**15%**

At least 4 new restaurants expected to open in 2014

1) Guidance issued and only effective on February 13, 2014.
2) Includes an approximate $0.08 to $0.10 per share impact from a combination of preopening expense, infrastructure investments in support of new unit growth, planned remodeling and a timing shift in the company's annual conference.

Compelling Unit Level Economics

KONA GRILL
kitchen • sushi • cocktails

Quality site selection & effective execution can lead to superior returns…

($ in thousands)

	Comp Units[1]
Restaurant sales	$4,300
Net cash investment[2]	$2,500
Restaurant cash flow	$800
% Margin	18.0% - 19.0%
Sales to Cash Investment Ratio	**1.7x**
Cash Return on Cash Investment	**31% - 33%**

1) Figures reflect averages for the 23 restaurants in the comparable base as of 12/31/13.
2) Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Key Take-Aways

- Unique concept: **differentiated upscale polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options
- Industry leading unit economics
- Strong cash-on-cash returns
- Significant insider ownership
- 15% Revenue CAGR Target
- **At least 4 openings planned for 2014; 2 signed leases for 2015**



Yearly Sales
$76.0
$82.7
$93.7
$96.0
$98.3
2009
2010
2011
2012
2013
2018E

Kona Grill Contacts

KONA GRILL
kitchen • sushi • cocktails

Kona Grill, Inc.
7150 East Camelback Road, #220
Scottsdale, AZ 85251
Tel (480) 922-8100

Company Contact
Berke Bakay, CEO
Christi Hing, CFO

Investor Relations
Liolios Group
Cody Slach
Tel (949) 574-3860
KONA@liolios.com